Fees Summary	Mar. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,243,892,500
Previously Paid Amount	0
Total Fee Amount	190,439.94
Total Offset Amount	0
Net Fee	$ 190,439.94